UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2022

Harbor Custom Development, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code (253) 649-0636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8.0 % Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 13, 2022, Harbor Custom Development, Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price for its common stock has been below $1.00 for a period of 30 consecutive business days and the Company therefore no longer meets the minimum bid price requirements set forth in Nasdaq’s Listing Rule 5550(a)(2). The notification received has no immediate effect on the Company’s common stock on Nasdaq. Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until June 12, 2023, to regain compliance with the minimum bid price continued listing standard. If at any time during such 180-day period, the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance.

If the Company does not regain compliance during such 180-day period, the Company may be eligible for an additional 180 calendar days to regain compliance, provided that the Company (i) meets the continued listing requirement for market value of publicly held shares and all other listing standards for The Nasdaq Capital Market, except for Nasdaq Listing Rule 5550(a)(2); and (ii) provides written notice of its intention to cure this deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Company meets these requirements, Nasdaq will inform the Company that it has been granted an additional 180 calendar days to regain compliance. However, if it appears to the Listing Qualifications Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice that the Company’s securities will be subject to delisting.

The Company is monitoring the bid price of its common stock and will consider implementing available courses of action to achieve compliance with the minimum bid price continued listing standard, including by effecting a reverse stock split. On December 14, 2022, the Board of Directors of the Company resolved to approve a proposal to be sent for a vote of the stockholders in a Special Meeting to provide the Company’s Board of Directors the discretion to effect a reverse stock split in a ratio ranging from 1-for-3 to 1-for-25, such exact ratio within that range to be determined by the Board (the “Reverse Stock Split”). There is no guarantee that the Company’s stockholders will vote to approve the Reverse Stock Split. Even if the Reverse Stock Split is approved by the stockholders, the Reverse Stock Split, if effected, may not have the effect of increasing the closing bid price of the Company’s common stock above the minimum bid price requirement, if at all, and even if the Reverse Stock Split does result in an increase in the closing bid price of the common stock, the increase may not be long-term or permanent.

This Current Report does not constitute a solicitation prior to furnishing security holders with a proxy statement. The Company plans to file with the SEC and furnish its stockholders with a proxy statement regarding a Special Meeting to vote upon the Reverse Stock Split. This Current Report is not a substitute for the proxy statement that the Company will send to its stockholders in connection with the Reverse Stock Split. Stockholders are strongly encouraged to read the proxy statement as it contains important information about the Company, the proposed transaction, and related matters. Stockholders are urged to carefully read the proxy statement and other documents to be filed with the SEC (or incorporated by reference into the proxy statement) in connection with the proposed Reverse Stock Split. Stockholders may obtain free copies of the proxy statement and other documents through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on the Company’s website at www.harborcustomhomes.com (which website is not incorporated herein by reference),

There can be no assurance that the Company will be able to regain compliance with the minimum bid price continued listing standard or will otherwise be in compliance with other Nasdaq listing criteria.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Report are forward-looking statements, including statements regarding the Company’s intention to effect a reverse stock split and expectations regarding the Company’s ability to regain compliance with Nasdaq listing requirements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to the Company on the date of this release. These forward-looking statements are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Harbor Custom Development, Inc.

Date:	December 16, 2022	By:	/s/ Jeff Habersetzer
		Name:	Jeff Habersetzer
		Title:	Chief Operating Officer, Secretary, and General Counsel